UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09191

Name of Fund:  MuniHoldings Insured Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniHoldings Insured Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 03/31/06

Item 1 -   Report to Stockholders


Semi-Annual Report
March 31, 2006


MuniHoldings
Insured Fund II, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniHoldings Insured Fund II, Inc.
Box 9011
Princeton, NJ 08543-9011


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MuniHoldings Insured Fund II, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. If approved by the Fund's Board of Directors and Fund shareholders, the combined company that results from the transaction is expected to become the investment adviser of the Fund.



Portfolio Information as of March 31, 2006


                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

AAA/Aaa                                           92.4%
AA/Aa                                              2.8
A/A                                                2.1
BBB/Baa                                            2.0
Other*                                             0.7

 * Includes portfolio holdings in variable rate demand notes and short-term investments.



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



A Discussion With Your Fund's Portfolio Manager

The Fund continued to provide an above-average dividend as we remained focused on yield generation and preservation of the portfolio's net asset value.


Discuss the recent market environment relative to municipal bonds.

Long-term bond yields generally rose over the past six months as investors appeared to disregard signs of a slowing economy and instead focused on potential inflationary pressures and continued interest rate hikes by the Federal Reserve Board (the Fed). The Fed raised the federal funds rate at each of its meetings during the period, bringing the short-term target rate to 4.75%. Given little expectation that the current monetary tightening cycle will be curtailed before, perhaps, midyear, the yield curve continued to flatten with shorter-term interest rates increasing more than longer rates. Over the six-month period ended March 31, 2006, 30-year U.S. Treasury bond yields rose 43 basis points (.43%) to 4.90%, 10-year U.S. Treasury note yields rose 52 basis points to 4.86% and two-year Treasury note yields increased 64 basis points to 4.82%.

Tax-exempt bond yields generally mirrored the movement of their taxable counterparts. According to Municipal Market Data, yields on AAA-rated tax-exempt bonds maturing in 30 years rose four basis points to 4.48%. AAA-rated issues maturing in 10 years ended the period with a yield of 3.99%, an increase of 26 basis points. The tax-exempt market's strong technical position allowed municipal bond prices to decline less than taxable bond prices.

Issuance of new long-term tax-exempt bonds has slowed dramatically in recent months, helping to support the recent outperformance of municipal bonds. After setting a new annual record in 2005, new issuance declined during the six-month period ended March 31, 2006, with $168 billion in long-term municipal bonds issued - a decline of 11.1% compared to the same six-month period a year ago. In 2005, the record level of new issuance was largely triggered by a 47% increase in refunding activity as issuers took advantage of historically low bond yields and a flattening yield curve to refinance outstanding higher-couponed debt. So far in 2006, refunding issuance has declined more than 55% relative to the first three months of 2005. It remains to be seen if this decline is the beginning of a sustained trend toward a significant decline in refunding issuance.

Investor demand for municipal product has remained strong. As reported by the Investment Company Institute (ICI), for all of 2005, long-term municipal bond funds received net new monies of $5.04 billion. This represented a sharp reversal from the $3.67 billion outflow seen in 2004. ICI data for January and February 2006 shows that tax-exempt mutual funds continued to experience positive cash flows, receiving more than $4.9 billion in assets - more than twice the net new monies received during the first two months of 2005.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.


How did the Fund perform during the period?

For the six-month period ended March 31, 2006, the Common Stock of MuniHoldings Insured Fund II, Inc. had net annualized yields of 5.73% and 5.99%, based on a period-end per share net asset value of $13.94 and a per share market price of $13.32, respectively, and $.398 per share income dividends. Over the same period, the Fund's total investment return on the Fund's Common Stock was +.92%, based on a change in per share net asset value from $14.23 to $13.94, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +1.16% average return of the Lipper Insured Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) For the most part, we attribute the portfolio's relative underperformance to our yield curve positioning. While we were anticipating a flattening of the municipal yield curve, the Fund maintained its higher exposure to bonds with intermediate maturities - that is, those with final maturities between 5 years and 10 years. We held these investments in recognition of their higher book yields and embedded gains, which enabled the Fund to distribute one of the highest dividend yields in its Lipper category.



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Throughout the period, we continued to focus on securities that we felt represented the best relative value in the insured municipal marketplace. With credit spreads at relatively narrow levels, we increased our exposure to bonds exempt from tax in high demand states such as New York and New Jersey. In fact, we increased our investments in New Jersey tax-exempt issues by 4.7% as an increase in supply caused them to trade at attractive spreads. We also started shifting the Fund's focus from the 20-year sector of the yield curve to the 10-year - 15-year areas. The flattening of the curve has enabled this restructuring to be accomplished with very little yield sacrifice and, we believe, positions the Fund for better performance should the municipal yield curve steepen in the future.

For the six months ended March 31, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 2.94% for Series A, 2.90% for Series B and 2.97% for Series C. Continued short-term interest rate increases by the Fed have continued to boost the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Nevertheless, we are still able to borrow at a lower rate than where we invest, and this has continued to generate an income benefit to the holders of Common Stock. Of course, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 39.63% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 6 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The Fund ended the period fully invested and with a neutral posture in terms of interest rate risk. We also were in the process of shifting our yield curve strategy to neutral at period-end, given the possibility that the yield curve flattening trend is nearing its conclusion. Overall, we continue to emphasize a competitive yield for our shareholders and preservation of the portfolio's net asset value.


Robert A. DiMella, CFA
Vice President and Portfolio Manager


April 19, 2006



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



The Benefits and Risks of Leveraging


MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of March 31, 2006, the percentage of the Fund's total net assets invested in inverse floaters was 8.16%, before the deduction of Preferred Stock.



Swap Agreements


The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



Schedule of Investments                                          (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Alabama--2.9%

  $ 3,580   Jefferson County, Alabama, Limited Obligation
                School Warrants, Series A, 5.50% due 1/01/2022       $    3,843
    5,000   Mobile, Alabama, GO, Refunding, 5.25%
                due 8/15/2020                                             5,328

Alaska--1.3%

    2,000   Anchorage, Alaska, Water Revenue Refunding Bonds,
                6% due 9/01/2024 (a)                                      2,156
    1,700   Matanuska-Susitna Boro, Alaska, GO, Series A,
                6% due 3/01/2010 (i)(j)                                   1,841

Arkansas--2.1%

    6,105   Arkansas State Development Finance Authority,
                M/F Mortgage Revenue Refunding Bonds, DRIVERS,
                Series 964Z, 7.204% due 6/01/2010 (d)(i)(l)               6,594

California--31.0%

    5,355   California Pollution Control Financing Authority, PCR,
                Refunding, DRIVERS, AMT, Series 878Z, 7.193%
                due 12/01/2009 (i)(l)                                     6,015
    4,675   California State, GO, Refunding, RIB, AMT,
                Series 777X, 7.26% due 12/01/2021 (i)(l)                  4,926
    2,100   California State, Various Purpose, GO, 5.50%
                due 4/01/2028                                             2,293
            Cerritos, California, Community College District, GO
                (Election of 2004), Series A (i):
      110          5% due 8/01/2025                                         115
       85          5% due 8/01/2026                                          89
    2,800   Compton, California, Unified School District, GO
                (Election of 2002), Series B, 5.50%
                due 6/01/2025 (i)                                         3,057
    2,405   Dixon, California, Unified School District, GO
                (Election of 2002), 5.20% due 8/01/2044 (f)               2,504
            East Side Union High School District, California,
                Santa Clara County, GO (Election of 2002),
                Series D (m):
    2,185          5% due 8/01/2020                                       2,300
    8,460          5% due 8/01/2029                                       8,792
            Los Angeles, California, Unified School District, GO:
    3,400          (Election of 1997), Series F, 5%
                   due 1/01/2028 (c)                                      3,540
    8,110          Series A, 5% due 1/01/2028 (i)                         8,444
    4,240   Modesto, California, Schools Infrastructure Financing
                Agency, Special Tax Bonds, 5.50%
                due 9/01/2036 (a)                                         4,590
    5,000   Port of Oakland, California, Revenue Refunding
                Bonds, AMT, Series L, 5.375% due 11/01/2027 (c)           5,300
    1,500   Port of Oakland, California, Trust Receipts, Revenue
                Bonds, AMT, Class R, Series K, 8.014%
                due 11/01/2021 (c)(l)                                     1,685



     Face
   Amount   Municipal Bonds                                            Value

California (concluded)

  $ 2,985   Roseville, California, Joint Union High School
                District, GO (Election of 2004), Series A, 5%
                due 8/01/2029 (c)                                    $    3,107
    2,130   Sacramento, California, City Financing Authority,
                Capital Improvement Revenue Bonds (911 Call
                Center and Other Municipal Projects), 5%
                due 12/01/2027 (a)                                        2,205
    1,250   San Francisco, California, City and County Airport
                Commission, International Airport, Special
                Facilities Lease Revenue Bonds (SFO Fuel
                Company LLC), AMT, Series A, 6.10%
                due 1/01/2020 (f)                                         1,322
    5,075   San Francisco, California, City and County, GO
                (California Academy of Sciences Improvements),
                Series E, 5% due 6/15/2022 (i)                            5,315
    3,800   San Jose, California, GO (Libraries, Parks and Public
                Safety Projects), 5% due 9/01/2030 (i)                    3,936
    5,190   Sequoia, California, Unified High School District,
                GO, Refunding, Series B, 5.50% due 7/01/2035 (f)          5,729
    3,430   Sweetwater, California, Union High School District,
                Public Financing Authority, Special Tax Revenue
                Bonds, Series A, 5% due 9/01/2028 (f)                     3,563
            Tustin, California, Unified School District, Senior
                Lien Special Tax Bonds (Community Facilities
                District Number 97-1), Series A (f):
    2,915          5% due 9/01/2032                                       2,993
    4,620          5% due 9/01/2038                                       4,732
            University of California Revenue Bonds (Multiple
                Purpose Projects), Series Q (f):
    3,000          5% due 9/01/2022                                       3,123
    6,710          5% due 9/01/2031                                       6,939

Colorado--3.7%

    6,285   Aurora, Colorado, COP, 5.75%
                due 12/01/2010 (a)(j)                                     6,818
      315   Colorado HFA, Revenue Refunding Bonds
                (S/F Program), AMT, Senior Series A-2, 7.50%
                due 4/01/2031                                               328
    4,000   Colorado Health Facilities Authority, Hospital
                Revenue Refunding Bonds (Poudre Valley Health
                Care), Series A, 5.75% due 12/01/2009 (f)(j)              4,309

Connecticut--0.5%

    1,520   Connecticut State, GO, Series D, 5%
                due 12/01/2024 (i)                                        1,597



Portfolio Abbreviations


To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



Schedule of Investments (continued)                              (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Florida--0.2%

  $ 3,670   Miami-Dade County, Florida, Subordinate Special
                Obligation Revenue Bonds, Series A, 5.24%**
                due 10/01/2037 (i)                                   $      706

Georgia--1.0%

    3,000   Augusta, Georgia, Water and Sewer Revenue Bonds,
                5.25% due 10/01/2034 (f)                                  3,188

Idaho--0.2%

      810   Idaho Housing and Finance Association,
                S/F Mortgage Revenue Bonds, AMT, Series E, 6%
                due 1/01/2032                                               813

Illinois--8.6%

            Chicago, Illinois, GO Series A (c)(j):
   18,130          6% due 7/01/2010                                      19,910
    2,185          (Neighborhoods Alive 21 Program), 6%
                   due 7/01/2010                                          2,400
    3,650   Chicago, Illinois, O'Hare International Airport
                Revenue Bonds, DRIVERS, AMT, Series 845-Z,
                8.472% due 1/01/2012 (i)(l)(m)                            4,438
      125   Lake, Cook, Kane and McHenry Counties, Illinois,
                Community Unit School District Number 220, GO,
                6% due 12/01/2020 (c)                                       136

Indiana--4.2%

    3,000   Indiana Transportation Finance Authority,
                Highway Revenue Bonds, Series A, 5.25%
                due 6/01/2029 (c)                                         3,188
    9,280   Shelbyville, Indiana, Elementary School Building
                Corporation Revenue Bonds, First Mortgage,
                5.75% due 1/15/2009 (f)(j)                                9,877

Kansas--2.1%

    3,510   Kansas State Development Finance Authority, Health
                Facilities Revenue Bonds (Sisters of Charity
                Leavenworth), Series J, 6.125% due 12/01/2020             3,796
    2,805   Sedgwick and Shawnee Counties, Kansas,
                S/F Mortgage Revenue Bonds, AMT, Series A-2,
                6.20% due 12/01/2033 (e)(g)                               2,826

Louisiana--0.7%

    2,000   Louisiana Local Government, Environmental Facilities,
                Community Development Authority Revenue
                Bonds (Capital Projects and Equipment Acquisition),
                Series A, 6.30% due 7/01/2030 (a)                         2,218

Massachusetts--12.1%

    5,865   Massachusetts Bay Transportation Authority, Sales
                Tax Revenue Refunding Bonds, Senior Series A,
                5% due 7/01/2035                                          6,039
    3,495   Massachusetts Bay Transportation Authority, Special
                Assessment Revenue Refunding Bonds, Series A,
                5% due 7/01/2031                                          3,637
    5,440   Massachusetts State HFA, Rental Housing Mortgage
                Revenue Bonds, AMT, Series A, 5.15%
                due 7/01/2026 (f)                                         5,400
    8,775   Massachusetts State School Building Authority,
                Dedicated Sales Tax Revenue Bonds, Series A,
                5% due 8/15/2030 (f)                                      9,175
   12,345   Massachusetts State Special Obligation Dedicated
                Tax Revenue Bonds, 5.25% due 1/01/2014 (c)(j)            13,313



     Face
   Amount   Municipal Bonds                                            Value

Michigan--2.2%

  $ 1,000   Michigan State Hospital Finance Authority, Revenue
                Refunding Bonds (Mercy-Mount Clemens),
                Series A, 6% due 5/15/2014 (i)                       $    1,069
            Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds, DRIVERS, AMT,
                Series (l)(m):
    2,500          857Z, 7.773% due 3/01/2010                             2,783
    1,000          858Z, 7.474% due 12/01/2011                            1,124
    1,500   Saint Clair County, Michigan, Economic Revenue
                Refunding Bonds (Detroit Edison Company), RIB,
                Series 282, 9.32% due 8/01/2024 (a)(l)                    1,729

Minnesota--4.4%

            Prior Lake, Minnesota, Independent School District
                Number 719, GO (f):
    2,555          5.50% due 2/01/2016                                    2,709
    1,830          5.50% due 2/01/2017                                    1,938
    3,570          5.50% due 2/01/2018                                    3,780
    2,840          5.50% due 2/01/2019                                    3,007
    2,185   Sauk Rapids, Minnesota, Independent School
                District Number 47, GO, Series A, 5.625%
                due 2/01/2018 (i)                                         2,367

Nebraska--1.9%

            Omaha Convention Hotel Corporation, Nebraska,
                Convention Center Revenue Bonds, First Tier,
                Series A (a):
    1,410          5.50% due 4/01/2020                                    1,520
    3,985          5.50% due 4/01/2022                                    4,280

Nevada--3.9%

    1,750   Clark County, Nevada, IDR (Power Company Project),
                AMT, Series A, 6.70% due 6/01/2022 (c)                    1,820
      165   Nevada Housing Division, S/F Mortgage Revenue
                Bonds, AMT, Series A-2, 6.30% due 4/01/2022 (i)             166
            Truckee Meadows, Nevada, Water Authority, Water
                Revenue Bonds, Series A (f):
    5,000          5.50% due 7/01/2018                                    5,359
    4,445          5.50% due 7/01/2019                                    4,764

New Jersey--17.6%

            New Jersey EDA, Cigarette Tax Revenue Bonds:
    8,590          5.75% due 6/15/2029                                    9,036
    6,200          5.75% due 6/15/2034 (b)                                6,757
   11,000   New Jersey EDA, Motor Vehicle Surcharge Revenue
                Bonds, Series A, 5.25% due 7/01/2033 (i)                 11,719
            New Jersey State Transportation Trust Fund Authority,
                Transportation System Revenue Bonds, Series D:
   10,000          5% due 6/15/2018 (a)                                  10,542
   12,950          5% due 6/15/2020 (f)                                  13,582
    3,000   New Jersey State Turnpike Authority, Turnpike
                Revenue Bonds, Series C, 5% due 1/01/2030 (f)             3,123

New Mexico--2.7%

    5,000   Farmington, New Mexico, PCR, Refunding (Public
                Service Company of San Juan), Series C, 5.70%
                due 12/01/2016 (a)                                        5,164
    3,075   New Mexico Finance Authority, Senior Lien State
                Transportation Revenue Bonds, Series A, 5.25%
                due 6/15/2016 (i)                                         3,317



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



Schedule of Investments (continued)                              (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

New York--20.9%

  $ 8,010   Metropolitan Transportation Authority, New York,
                Revenue Bonds, Series A, 5% due 11/15/2019 (a)       $    8,493
   14,000   Nassau Health Care Corporation, New York,
                Health System Revenue Bonds, 5.75%
                due 8/01/2009 (f)(j)                                     15,167
      145   New York City, New York, GO, Refunding, Series G,
                5.75% due 2/01/2017 (f)                                     147
    3,375   New York City, New York, Sales Tax Asset Receivable
                Corporation Revenue Bonds, DRIVERS,
                Series 1133Z, 7.015% due 10/15/2012 (a)(l)                3,854
            New York City, New York, Sales Tax Asset Receivable
                Corporation Revenue Bonds, Series A:
    5,200          5.25% due 10/15/2018 (i)                               5,605
    3,000          5% due 10/15/2029 (a)                                  3,136
    5,000          5% due 10/15/2032 (a)                                  5,219
    4,345   New York State Dormitory Authority Revenue Bonds
                (School Districts Financing Program), Series D,
                5.25% due 10/01/2023 (i)                                  4,637
    1,560   New York State Thruway Authority, General
                Revenue Refunding Bonds, Series G, 5.25%
                due 1/01/2027 (f)                                         1,676
            Tobacco Settlement Financing Corporation of New
                York Revenue Bonds:
    2,000          Series A-1, 5.25% due 6/01/2021 (a)                    2,126
    7,850          Series C-1, 5.50% due 6/01/2017                        8,387
    5,630          Series C-1, 5.50% due 6/01/2020 (c)(m)                 6,104
      500   Triborough Bridge and Tunnel Authority, New York,
                General Purpose Revenue Refunding Bonds, VRDN,
                Series C, 3.15% due 1/01/2032 (a)(k)                        500

North Carolina--0.4%

    1,340   North Carolina HFA, Home Ownership Revenue
                Bonds, AMT, Series 14-A, 5.35% due 1/01/2022 (a)          1,382

Ohio--1.0%

    1,745   Aurora, Ohio, City School District, COP, 6.10%
                due 12/01/2009 (i)(j)                                     1,904
    1,000   Kent State University, Ohio, University Revenue
                Bonds, 6% due 5/01/2024 (a)                               1,088

Oklahoma--1.2%

    3,385   Claremore, Oklahoma, Public Works Authority,
                Capital Improvement Revenue Refunding Bonds,
                Series A, 5.25% due 6/01/2027 (f)                         3,632

Pennsylvania--8.3%

    4,480   Lehigh County, Pennsylvania, IDA, PCR, Refunding
                (Pennsylvania Power and Light Utilities Corporation
                Project), 4.75% due 2/15/2027 (c)                         4,509
    5,600   Lycoming County, Pennsylvania, College Authority
                Revenue Bonds (Pennsylvania College of
                Technology), 5.25% due 7/01/2007 (i)(j)                   5,768
    6,435   Pennsylvania State Higher Educational Facilities
                Authority, State System of Higher Education
                Revenue Bonds, Series O, 5.125%
                due 6/15/2024 (a)                                         6,531
    2,800   Sayre, Pennsylvania, Health Care Facilities Authority,
                Revenue Refunding Bonds (Guthrie Healthcare
                System), Series A, 5.875% due 12/01/2031                  2,977



     Face
   Amount   Municipal Bonds                                            Value

Pennsylvania (concluded)

            Seneca Valley, Pennsylvania, School District, GO (c):
  $ 1,390          5% due 1/01/2020                                  $    1,466
    2,260          5% due 1/01/2021                                       2,378
    2,090   Washington County, Pennsylvania, Capital Funding
                Authority Revenue Bonds (Capital Projects and
                Equipment Program), 6.15% due 12/01/2029 (a)              2,242

Rhode Island--3.6%

    5,555   Providence, Rhode Island, Redevelopment Agency
                Revenue Refunding Bonds (Public Safety and
                Municipal Buildings), Series A, 5.75%
                due 4/01/2010 (a)(j)                                      6,027
    4,685   Rhode Island State Health and Educational
                Building Corporation Revenue Bonds (Rhode
                Island School of Design), Series D, 5.50%
                due 8/15/2031 (m)                                         5,077

South Carolina--0.8%

    2,490   South Carolina Housing Finance and Development
                Authority, Mortgage Revenue Refunding Bonds,
                AMT, Series A-2, 6.35% due 7/01/2019 (f)                  2,606

Tennessee--2.1%

    3,500   Metropolitan Government of Nashville and
                Davidson County, Tennessee, Health and
                Education Facilities Board Revenue Refunding
                Bonds (Ascension Health Credit), Series A,
                5.875% due 11/15/2009 (a)(j)                              3,783
    1,080   Tennessee HDA, Revenue Bonds (Homeownership
                Program), AMT, Series 2C, 6% due 7/01/2011                1,092
    1,515   Tennessee HDA, Revenue Refunding Bonds
                (Homeownership Program), AMT, Series 1, 6.05%
                due 7/01/2014 (i)                                         1,533

Texas--8.0%

    1,750   Austin, Texas, Convention Center Revenue Bonds
                (Convention Enterprises Inc.), Trust Certificates,
                Second Tier, Series B, 6% due 1/01/2023                   1,857
    8,000   Dallas-Fort Worth, Texas, International Airport
                Revenue Bonds, DRIVERS, AMT, Series 778-Z,
                7.473% due 11/01/2011 (i)(l)                              8,976
            Dallas-Fort Worth, Texas, International Airport
                Revenue Refunding and Improvement Bonds,
                AMT, Series A (c):
    1,835          5.875% due 11/01/2017                                  1,977
    2,150          5.875% due 11/01/2018                                  2,316
    2,390          5.875% due 11/01/2019                                  2,575
            El Paso, Texas, Water and Sewer Revenue Refunding
                and Improvement Bonds, Series A (f):
      115          6% due 3/01/2015                                         127
      170          6% due 3/01/2016                                         187
      180          6% due 3/01/2017                                         200
    4,651   Houston, Texas, Community College System,
                Participation Interests, COP (Alief Center Project),
                5.75% due 8/15/2022 (i)                                   4,901
    1,850   Midland, Texas, Certificates of Obligation, GO,
                6.10% due 3/01/2010 (c)(j)                                2,009

Utah--0.2%

      610   Weber County, Utah, Municipal Building Authority,
                Lease Revenue Refunding Bonds, 5.75%
                due 12/15/2007 (i)(j)                                       638



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



Schedule of Investments (concluded)                              (In Thousands)


     Face
   Amount   Municipal Bonds                                            Value

Washington--7.0%

  $ 6,885   Bellevue, Washington, GO, Refunding, 5.50%
                due 12/01/2039 (i)                                   $    7,503
    3,840   Chelan County, Washington, Public Utility District
                Number 001, Consolidated Revenue Bonds
                (Chelan Hydro System), AMT, Series A, 5.45%
                due 7/01/2037 (a)                                         4,054
            Lewis County, Washington, GO, Refunding (a):
    1,805          5.75% due 12/01/2009 (j)                               1,932
    1,640          5.75% due 12/01/2024                                   1,746
    2,500   Seattle, Washington, Municipal Light and Power
                Revenue Bonds, 6% due 10/01/2009 (i)(j)                   2,710
    3,500   Seattle, Washington, Water System Revenue Bonds,
                Series B, 6% due 7/01/2009 (c)(j)                         3,777

West Virginia--2.1%

    6,210   West Virginia State Housing Development Fund,
            Housing Finance Revenue Refunding Bonds,
            Series D, 5.20% due 11/01/2021 (i)                            6,428

Wisconsin--0.4%

    1,250   Wisconsin State Health and Educational Facilities
                Authority Revenue Bonds (Blood Center of
                Southeastern Wisconsin Project), 5.75%
                due 6/01/2034                                             1,330



     Face
   Amount   Municipal Bonds                                            Value

Puerto Rico--3.9%

  $ 6,225   Puerto Rico Commonwealth, Public Improvement,
                GO, 5.125% due 7/01/2030 (f)                         $    6,535
    5,335   Puerto Rico Electric Power Authority, Power
                Revenue Bonds, Series RR, 5%
                due 7/01/2027 (m)                                         5,572

            Total Municipal Bonds
            (Cost--$493,695)--163.2%                                    508,539



   Shares
     Held   Short-Term Securities

    3,303   Merrill Lynch Institutional Tax-Exempt
                Fund, 3.02% (h)(n)                                        3,303

            Total Short-Term Securities
            (Cost--$3,303)--1.1%                                          3,303

Total Investments (Cost--$496,998*)--164.3%                             511,842
Other Assets Less Liabilities--1.4%                                       4,296
Preferred Stock, at Redemption Value--(65.7%)                         (204,577)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  311,561
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of March 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       497,104
                                                    ===============
    Gross unrealized appreciation                   $        16,656
    Gross unrealized depreciation                           (1,918)
                                                    ---------------
    Net unrealized appreciation                     $        14,738
                                                    ===============


 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(a) AMBAC Insured.

(b) Assured Guaranty Insured.

(c) FGIC Insured.

(d) FHA Insured.

(e) FNMA Collateralized.

(f) FSA Insured.

(g) GNMA Collateralized.

(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                      Net          Dividend
    Affiliate                                       Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund      (286)           $59


(i) MBIA Insured.

(j) Prerefunded.

(k) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(l) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(m) XL Capital Insured.

(n) Represents the current yield as of March 31, 2006.

    See Notes to Financial Statements.



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006


Statement of Net Assets

As of March 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$493,694,870)                           $   508,538,741
       Investments in affiliated securities, at value (identified cost--$3,303,225)                                     3,303,225
       Cash                                                                                                                41,992
       Receivables:
           Interest                                                                            $     7,502,359
           Securities sold                                                                             176,428          7,678,787
                                                                                               ---------------
       Prepaid expenses                                                                                                     8,297
                                                                                                                  ---------------
       Total assets                                                                                                   519,571,042
                                                                                                                  ---------------

Liabilities

       Payables:
           Securities purchased                                                                      3,010,965
           Investment adviser                                                                          202,758
           Dividends to Common Stock shareholders                                                      132,591
           Other affiliates                                                                             10,824          3,357,138
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              76,169
                                                                                                                  ---------------
       Total liabilities                                                                                                3,433,307
                                                                                                                  ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share (2,100 Series A Shares,
       2,100 Series B Shares and 3,980 Series C Shares of AMPS* authorized, issued and
       outstanding at $25,000 per share liquidation preference)                                                       204,576,748
                                                                                                                  ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                                      $   311,560,987
                                                                                                                  ===============

Analysis of Net Assets Applicable to Common Stock

       Common Stock, par value $.10 per share (22,352,426 shares issued and outstanding)                          $     2,235,243
       Paid-in capital in excess of par                                                                               313,735,958
       Undistributed investment income--net                                                    $     2,006,730
       Accumulated realized capital losses--net                                                   (21,260,815)
       Unrealized appreciation--net                                                                 14,843,871
                                                                                               ---------------
       Total accumulated losses--net                                                                                  (4,410,214)
                                                                                                                  ---------------
       Total--Equivalent to $13.94 net asset value per share of Common Stock
       (market price--$13.32)                                                                                     $   311,560,987
                                                                                                                  ===============

           * Auction Market Preferred Stock.

             See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006


Statement of Operations

For the Six Months Ended March 31, 2006
Investment Income

       Interest                                                                                                   $    12,269,799
       Dividends from affiliates                                                                                           59,389
                                                                                                                  ---------------
       Total income                                                                                                    12,329,188
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,421,798
       Commission fees                                                                                 256,374
       Accounting services                                                                              86,092
       Transfer agent fees                                                                              33,191
       Professional fees                                                                                30,204
       Printing and shareholder reports                                                                 19,678
       Custodian fees                                                                                   14,129
       Directors' fees and expenses                                                                     12,989
       Pricing fees                                                                                     10,817
       Listing fees                                                                                      9,534
       Other                                                                                            23,950
                                                                                               ---------------
       Total expenses before waiver and reimbursement                                                1,918,756
       Waiver and reimbursement of expenses                                                          (101,379)
                                                                                               ---------------
       Total expenses after waiver and reimbursement                                                                    1,817,377
                                                                                                                  ---------------
       Investment income--net                                                                                          10,511,811
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                                          1,033,641
           Futures contracts and forward interest rate swaps--net                                      554,225          1,587,866
                                                                                               ---------------
       Change in unrealized appreciation on:
           Investments--net                                                                        (6,299,689)
           Futures contracts--net                                                                    (161,412)        (6,461,101)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (4,873,235)
                                                                                                                  ---------------

Dividends to Preferred Stock Shareholders

       Investment income--net                                                                                         (3,002,219)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     2,636,357
                                                                                                                  ===============

       See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006


Statements of Changes in Net Assets
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                  March 31,        September 30,
Increase (Decrease) in Net Assets:                                                                  2006                2005
Operations

       Investment income--net                                                                  $    10,511,811    $    21,749,116
       Realized gain--net                                                                            1,587,866          8,290,447
       Change in unrealized appreciation/depreciation--net                                         (6,461,101)       (10,385,043)
       Dividends to Preferred Stock shareholders                                                   (3,002,219)        (4,101,460)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          2,636,357         15,553,060
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (9,119,790)       (19,580,725)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (9,119,790)       (19,580,725)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total decrease in net assets applicable to Common Stock                                     (6,483,433)        (4,027,665)
       Beginning of period                                                                         318,044,420        322,072,085
                                                                                               ---------------    ---------------
       End of period*                                                                          $   311,560,987    $   318,044,420
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     2,006,730    $     3,616,928
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006


Financial Highlights
                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived         March 31,             For the Year Ended September 30,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                     $      14.23   $    14.41    $    14.37   $    14.48   $    13.94
                                                                ------------   ----------    ----------   ----------   ----------
       Investment income--net                                          .47++        .97++        1.00++       1.02++         1.03
       Realized and unrealized gain (loss)--net                        (.22)        (.09)        --++++        (.17)          .47
       Dividends and distributions to Preferred
       Stock shareholders:
           Investment income--net                                      (.13)        (.18)         (.09)        (.10)        (.13)
           Realized gain--net                                             --           --            --           --     --++++++
                                                                ------------   ----------    ----------   ----------   ----------
       Total from investment operations                                  .12          .70           .91          .75         1.37
                                                                ------------   ----------    ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.41)        (.88)         (.87)        (.86)        (.83)
           Realized gain--net                                             --           --            --           --     --++++++
                                                                ------------   ----------    ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.41)        (.88)         (.87)        (.86)        (.83)
                                                                ------------   ----------    ----------   ----------   ----------
       Net asset value, end of period                           $      13.94   $    14.23    $    14.41   $    14.37   $    14.48
                                                                ============   ==========    ==========   ==========   ==========
       Market price per share, end of period                    $      13.32   $    13.90    $    13.25   $    13.13   $    13.55
                                                                ============   ==========    ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                          .92%+++++        5.35%         7.12%        5.95%       10.67%
                                                                ============   ==========    ==========   ==========   ==========
       Based on market price per share                          (1.28%)+++++       11.92%         7.80%        3.45%       10.71%
                                                                ============   ==========    ==========   ==========   ==========

Average Net Assets of Common Stock

       Total expenses, net of waiver and reimbursement**            1.16%+++        1.15%         1.12%        1.14%        1.18%
                                                                ============   ==========    ==========   ==========   ==========
       Total expenses**                                             1.23%+++        1.21%         1.21%        1.23%        1.27%
                                                                ============   ==========    ==========   ==========   ==========
       Total investment income--net**                               6.72%+++        6.72%         6.93%        7.19%        7.44%
                                                                ============   ==========    ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders          1.92%+++        1.27%          .63%         .69%         .97%
                                                                ============   ==========    ==========   ==========   ==========
       Investment income--net, to Common Stock
       shareholders                                                    4.80%        5.45%         6.30%        6.50%        6.47%
                                                                ============   ==========    ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                    2.94%+++        1.99%          .99%        1.08%        1.46%
                                                                ============   ==========    ==========   ==========   ==========


MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006


Financial Highlights (concluded)
                                                                 For the Six
                                                                 Months Ended
The following per share data and ratios have been derived         March 31,             For the Year Ended September 30,
from information provided in the financial statements.               2006         2005          2004         2003         2002
Supplemental Data

       Net assets applicable to Common Stock, end of period
       (in thousands)                                           $    311,561   $  318,044    $  322,072   $  321,270   $  323,678
                                                                ============   ==========    ==========   ==========   ==========
       Preferred Stock outstanding, end of period
       (in thousands)                                           $    204,500   $  204,500    $  204,500   $  204,500   $  204,500
                                                                ============   ==========    ==========   ==========   ==========
       Portfolio turnover                                             24.48%       58.19%        45.89%       52.00%       50.73%
                                                                ============   ==========    ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                $      2,524   $    2,555    $    2,575   $    2,571   $    2,583
                                                                ============   ==========    ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                         $        367   $      505    $      253   $      268   $      362
                                                                ============   ==========    ==========   ==========   ==========
       Series B--Investment income--net                         $        362   $      494    $      241   $      267   $      338
                                                                ============   ==========    ==========   ==========   ==========
       Series C--Investment income--net                         $        370   $      504    $      251   $      271   $      381
                                                                ============   ==========    ==========   ==========   ==========

         * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

        ** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Based on average shares outstanding.

      ++++ Amount is less than $.01 per share.

    ++++++ Amount is less than $(.01) per share.

       +++ Annualized.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through the exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



Notes to Financial Statements (concluded)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. FAM has agreed to waive its management fee on the proceeds of Preferred Stock that exceeds 35% of the Fund's total net assets. For the six months ended March 31, 2006, FAM earned fees of $1,421,798, of which $97,238 was waived. In addition, FAM has agreed to reimburse its advisory fee by the amount of advisory fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended March 31, 2006, FAM reimbursed the Fund in the amount of $4,141.

For the six months ended March 31, 2006, the Fund reimbursed FAM $5,709 for certain accounting services.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received $640 in commissions on the execution of portfolio security transactions for the Fund for the six months ended March 31, 2006.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2006, were $125,036,655 and $129,176,770, respectively.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at March 31, 2006 were as follows:
Series A, 3.25%; Series B, 3.25%; and Series C, 3.23%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended March 31, 2006, MLPF&S earned $124,142 as commissions.

5. Capital Loss Carryforward:
On September 30, 2005, the Fund had a net capital loss carryforward of $18,683,686, of which $6,857,897 expires in 2007, $11,519,686 expires in 2008 and $306,103 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.063000 per share on April 27, 2006 to shareholders of record on April 17, 2006.



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses, investment performance, and leverage of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as other retail closed-end funds under similar investment mandates. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in February 2006, the independent directors' and Board's review included the following:



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, focusing on the investment advisory services and the resulting performance of the Fund. The Board uses data provided by Lipper and by the Investment Adviser in its review of advisory services. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds. In addition to data regarding total return, the Board also considers yield a significant factor in its analysis. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that performance was satisfactory. Considering all these factors, the Board concluded that the nature and quality of the services provided supported the continuation of the Investment Advisory Agreement with the Investment Adviser.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. DiMella has more than fifteen years of experience in portfolio management. The Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. The Board also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates, consisting of other closed-end funds with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically were comparable to those being charged to the Fund. The Board determined that the Fund's contractual and actual management fee rates and total expenses were competitive with those of comparable funds, as determined by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund appropriately benefits from any economies of scale and no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006



Officers and Directors


Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent

Common Stock:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
1-800-426-5523


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


NYSE Symbol
MUE


Effective January 1, 2006, Stephen B. Swensrud retired as Director of MuniHoldings Insured Fund II, Inc. The Fund's Board of Directors wishes Mr. Swensrud well in his retirement.


MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MUNIHOLDINGS INSURED FUND II, INC.                               MARCH 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Insured Fund II, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Insured Fund II, Inc.


Date: May 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniHoldings Insured Fund II, Inc.


Date: May 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Insured Fund II, Inc.


Date: May 22, 2006